UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 276-3966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The Board has established May 15, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The Company will publish additional details regarding the time, location, record date and matters to be voted on at the 2025 Annual Meeting in the Company’s proxy statement for the 2025 Annual Meeting.

Because the date of the 2025 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of the deadlines for submission of stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 under the Exchange Act), in each case, with respect to the 2025 Annual Meeting.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), because the date of the 2025 Annual Meeting is more than 30 days before the anniversary date of the 2024 Annual Meeting, in order for a nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 under the Exchange Act) to be presented at the 2025 Annual Meeting, a stockholder must deliver proper notice to our Corporate Secretary (AST SpaceMobile, Inc., Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland, Texas 79706, Attn: Corporate Secretary) no later than the close of business on February 14, 2025. In addition to satisfying the requirements of the Bylaws, to comply with the Securities and Exchange Commission’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Because the date of the 2025 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2024 Annual Meeting, the previously announced deadline for stockholder proposals pursuant to Rule 14a-8 under the Exchange Act is no longer applicable. Under the new deadline set by the Company, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to, or mailed to and received at, the Company’s principal executive offices at the address set forth above, on or before the close of business on February 14, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2025 Annual Meeting.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2025

AST SPACEMOBILE, INC.

By:	/s/Andrew M. Johnson
Name:	Andrew M. Johnson
Title:	Executive Vice President, Chief Financial Officer and Chief Legal Officer